Exhibit 99.1

Investor Presentation FEBRUARY 20 20 FISCAL YEAR 2020 THIRD QUARTER

DISCLAIMER

Forward Looking Safe Harbor Statement

Certain statements contained in this presentation and in related comments by our management include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen's preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, Adjusted Diluted EPS, free cash flow, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "could," "should," "forecasts," "expects," "intends," "plans," "anticipates," "projects," "outlook," "believes," "estimates," "predicts," "potential," "continue," "preliminary," or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct.

These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2019, which can be found at the SEC's website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Note Regarding Non-GAAP Financial Data Information

Booz Allen discloses in the following information Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen's performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted Earnings Per Share, and net cash provided by operating activities to Free Cash Flow, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to revenue, operating income, net income or diluted EPS as measures of operating results, and (iii) use Free Cash Flow in addition to and not as an alternative to net cash provided by operating activities as a measure of liquidity, each as defined under GAAP. The Financial Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen's performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen's performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen's industry. With respect to our expectations for Adjusted EBITDA Margin on Revenue, reconciliation of Adjusted EBITDA Margin on Revenue guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures. We expect the variability of the amounts that would be required to reconcile such measures to have an unpredictable, and potentially significant, impact on our future GAAP financial results. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors.

All quarterly financial information for the fiscal year ended March 31, 2017 presented herein is as previously reported under ASC 605 while the annual financial information for the fiscal year ended March 31, 2017 was retroactively recast for the effects of ASC 606 and ASU 2017-07, as required. Unless otherwise specified, all references to "record" results are with respect to the period since Booz Allen's initial public offering.

2

WHY INVEST IN BOOZ ALLEN HAMILTON

INVESTMENT THESIS

UNIQUE MARKET POSITION

+ Investments in innovation, talent, and capabilities position us to help clients adopt current and new technologies
+ First mover advantage enhanced by our ability to combine mission knowledge, consulting heritage and technical depth, creating value for critical missions and top priorities

=

STRONG FINANCIAL RETURNS

FY2018 - FY2021

66% ADEPS GROWTH BY FY21

+ ~2% Dividend Yield

6-9%	Low 10% Range	~$1.4B
Annual Revenue Growth	Adj. EBITDA Margins	Capital Deployment

+

OPTION VALUE

+ Continued investment in new business lines and solutions that will drive future growth

YEAR ONE

66% ADEPS GROWTH BY FY21

+ ~2% Dividend Yield

8.7%	60 bps	$364M
Annual Revenue Growth	Adj. EBITDA Margins	Capital Deployment

3

BOOZ ALLEN'S LEADERSHIP TEAM

OUR PURPOSE, AS A FIRM, IS TO EMPOWER PEOPLE TO CHANGE THE WORLD


Horacio D. Rozanski
President and CEO


Lloyd W. Howell, Jr.
CFO and Treasurer


Nancy J. Laben
Chief Legal Officer


Joseph W. Mahaffee
Chief Administrative Officer


Angela M. Messer
Chief Transformation Officer


Elizabeth M. Thompson
Chief People Officer


Kristine Martin Anderson
Civilian Services Group Lead


Karen M. Dahut
Global Defense Group Lead


Gary D. Labovich
Management Systems Modernization Lead


Judi Dotson
National Security Group Lead [1]


Christopher Ling
National Security Group Lead [2]


Susan L. Penfield
Chief Innovation Officer and Strategic Innovation Group Lead

Our employees work at
500+ LOCATIONS IN 25+ COUNTRIES

~27,200
Number of employees[3]

~29%[4] are Veterans
~66%[4] of staff with security clearances

~85%[4] hold bachelor's degrees
~40%[4] hold master's degrees
~3%[4] hold doctoral degrees

1) *Effective 4/1/20*
2) *Effective until 3/31/20*
3) *As of 12/31/19*
4) *As of 3/31/19*

4

AN INDUSTRY LEADER BOOZ ALLEN CONTINUES ITS 100+ YEAR HISTORY AS AN INDUSTRY LEADER 5 We bring bold thinking and a desire to be the best in our work in consulting, analytics, digital solutions, engineering, and cyber, focused on agencies ranging from defense to health, energy, and international development 23% 20% 54% 57% 23% 23% Q3'19 Q3'20 0% 50% 100% Fixed Price Cost Reimbursable Time & Materials 83% 60% Recompetes New Business 0% 50% 100% + Founded in 1914 (100+ year history) + Headquartered in McLean, VA (close to core clients) + November 2010 IPO (NYSE listed under ticker BAH) + Single P&L (drives collaboration across leadership) + $ 7.3 B in 12/31/19 LTM Revenue + $433M in 12/31/19 LTM Net Income (6.0% margin) + $735M in 12/31/19 LTM Adj. EBITDA (10.1% margin) + Pure - play services provider (96% U.S. Gov’t Revenue – Q3’20) + Diversification insulates P&L (~4,700 total contracts & task orders) (1) 1) Contract information includes contracts and task orders and is based on FY’19 results Prime 93% Sub 7% KEY HIGHLIGHTS Q3’20 CONTRACT MIX WIN RATE (1) Q3’20 PRIME / SUB

Focuses on delivering transformational solutions in the areas of decision analytics, automation, and data science, as well as new or emerging areas. Combines the power of modern systems development techniques and cloud platforms with machine learning to transform customer and mission experiences. Delivers engineering services and solutions to define, develop, implement, sustain, and modernize complex physical systems. Focuses on active prevention, detection, and cost effectiveness for cybersecurity needs. Focuses on the talent and expertise needed to solve client problems and develop mission - oriented solutions. COMPREHENSIVE SUITE OF SERVICE OFFERINGS STRATEGICALLY ALIGNED WITH CUSTOMER’S CURRENT AND FUTURE PRIORITIES 6 Consulting Analytics Digital Solutions Engineering Cyber

BROAD CUSTOMER BASE SPANNING THE U.S. GOVERNMENT, INTERNATIONAL AND COMMERCIAL CLIENTS 7 • Commercial: Financial Services, Health and Life Sciences, Energy, Transportation • International: Middle East, North Africa Region, and Select Asian Markets GLOBAL / COMMERCIAL (4%) • U.S. Intelligence Agencies: National Security Agency, National Geospatial - Intelligence Agency, National Reconnaissance Office • Military Intelligence Agencies : Defense Intelligence Agency, Service Intelligence Centers, Intelligence Surveillance Reconnaissance Units INTEL (21%) • Air Force • Army • Joint Combatant Commands • Navy/Marine Corps DEFENSE (49%) REVENUE BY MARKET (1) Q3’20 CIVIL (26%) • Homeland Security • Health & Human Services • Veterans Affairs • Treasury • Justice 1) Client listing includes significant clients based on revenue, but the lists are not all inclusive

VISION 2020 GROWTH STRATEGY CURRENTLY IN ITS SEVENTH YEAR OF IMPLEMENTATION, WE’RE IN THE “PAYOFF PERIOD” 8 KEY ELEMENTS OF VISION 2020 IMPACT ON PERFORMANCE – “PAYOFF” + Moving closer to the center of our clients’ core mission + Increasing the technical content of our work + Attracting and retaining superior talent in diverse areas of expertise + Leveraging innovation to deliver complex, differentiated, end - to - end solutions + Creating a broad network of external partners and alliances + Expanding into commercial and international markets + Insulated operating performance through budget / economic cycles + Higher barriers to entry ; supports margin + Superior technical execution; stable hiring / retention drives backlog conversion + Innovation a key component of investment thesis; option value to enhance growth + Partnerships to synthesize innovation and create solutions (i.e. Dell / District Defend) + Mix shift drives higher growth and margin ; to eventually pivot mature commercial solutions to government end markets

VISION 2020 RESULTS BOOZ ALLEN ANTICIPATES OUR STRONG FINANCIAL PERFORMANCE WILL CONTINUE 9 $233 $294 $261 $302 $419 FY15 FY16 FY17 FY18 FY19 $1.52 $1.94 $1.72 $2.03 $2.91 FY15 FY16 FY17 FY18 FY19 1 2016 Net Income benefited from one time release of pre - acquisition income tax reserves assumed by the Company in connection with the acquisition of our Company by The Carlyle Group (1) (1) NET INCOME (IN MILLIONS) GROWTH… …. DRIVES STRONG DILUTED EARNINGS PER SHARE

STRONG EARNINGS GROWTH DERIVATIVE OF ROBUST, ABOVE - MARKET ORGANIC REVENUE GROWTH 10 $524 $506 $569 $584 $675 $1.60 $1.65 $1.80 $1.99 $2.76 $450 $500 $550 $600 $650 $700 FY15 FY16 FY17 FY18 FY19 $1.50 $1.90 $2.30 $2.70 $3.10 Adj. EBITDA ADEPS (3.7%) 2.5% 7.1% 5.2% 8.7% (13.7%) (3.5%) (1.3%) 0.5% 4.0% -20% -10% 0% 10% FY15 FY16 FY17 FY18 FY19 Booz Allen Gov Services Industry Avg 1) Gov Services Industry includes Leidos, SAIC, ManTech, CACI, and Engility (through Q3 FY18) 2) Organic growth reflects disclosed commentary (through SEC filing, presentation, or transcript) around organic growth performa nce 3) Source: Company presentations, SEC filings, and earnings transcripts ACCELERATING ADJUSTED EBITDA (IN MILLIONS), ADEPS GROWTH ORGANIC REVENUE GROWTH CONSISTENTLY ABOVE MARKET (1), (2), (3)

11 HISTORICAL BACKLOG & BOOK - TO - BILL (1) For more information on the components of backlog, and the differences between backlog and remaining performance obligations, please see the Company's Form 10 - K for the fiscal year ended 3/31/19 (2) Revenue as reported under ASC 605 (3) Revenue as adjusted from previously reported to reflect ASC 606 and ASU 2017 - 07 (4) Revenue as reported, reflecting ASC 606 and ASU 2017 - 07 (5) Totals round to $22.9 billion and $22.0 billion, respectively (4) (2) (3) (3) (3) (3) (4) (4) (4) (4) (4) (4) (2) (3) (3) (3) (3) (4) (4) (4) (4) (4) $20.5 (4) (4) $22.9 (5) $22.0 (5) BACKLOG (1) BOOK - TO - BILL TRENDS

$0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 Quarterly Div. Special Div. Share Repo M&A DELIVERING SHAREHOLDER VALUE POST - RECESSION, BOOZ ALLEN HAS ESTABLISHED A TRACK RECORD OF DEPLOYING CAPITAL 12 1) TSR as of 12/31/2019 and assumes dividend reinvested – Capital Deployed as of 3/31/2019 ~ $0.50 ~ $0.71 ~ $1.50 ~ $0.58 $0.00 $0.50 $1.00 $1.50 $2.00 M&A Share Repurchases Special Dividends Quarterly Dividends CAPITAL DEPLOYED AND TSR PERFORMANCE SINCE IPO : 871% (1) CAPITAL DEPLOYED SINCE IPO (1) : ~$3.3B ($B) (100.0% 100.0% 300.0% 500.0% 700.0% 900.0% 12/31/19

QUARTERLY DIVIDEND

BOOZ ALLEN HAS AND WILL CONTINUE TO MAKE OUR QUARTERLY DIVIDEND A FOCUS OF OUR INVESTMENT THESIS

BOOZ ALLEN QUARTERLY DIVIDEND

+ In FY'19 we increased our quarterly dividend $0.04 per share (vs. prior increases of $0.02 per share) due to:
  - The fundamental strength in our business and sector
  - Confidence in our earnings and cash flow generation going forward
+ So far in FY'20, we've announced an off-cycle, $0.04 increase to our quarterly dividend during Q2, along with our traditional, $0.04 increase during Q3 to $0.31 per share
+ The increase is meant to show:
  - Commitment to our investment thesis (~2% yield)
  - Our desire to continue our track record of industry leading growth (avoid atrophy in growth rate)
+ Since our IPO, our commitment to growth is unmatched in the pure-play government services sector

HISTORICAL QUARTERLY DIVIDEND GROWTH RATE[1][2]



Booz Allen
Peer Average
Annualized Dividend Growth
10%
0%
21%
3%
15%
0%
13%
0%
12%
5%
63%
11%
2014
2015
2016
2017
2018
2019

1. Quarterly dividend initiated in 2012
2. Proven Annual Dividend Growth Since 2013

Investment Thesis:
~2% Dividend Yield

1) *Calendar Year Annualized Dividend Growth Rate*
2) *Peers include: CACI, SAIC, LDOS, MANT, PRSP*

13

QUARTERLY PERFORMANCE: Q3 FY’20

15 KEY FINANCIAL RESULTS THIRD QUARTER FISCAL YEAR 2020 RESULTS (1) Comparisons are to prior fiscal year period THIRD QUARTER (1) YEAR TO DATE (12/31/19) (1) Revenue $1.8 billion 11.2% Increase $5.5 billion 11.6% Increase Revenue, Excluding Billable Expenses $1.2 billion 8.3% Increase $3.8 billion 10.0% Increase Adjusted EBITDA $191 million 6.2% Increase $582 million 11.5% Increase Adjusted EBITDA Margin on Revenue 10.3% (4.6)% Decrease 10.6% (0.1)% Decrease Net Income $112 million (15.2)% Decrease $344 million 4.5% Increase Adjusted Net Income $113 million 10.2% Increase $346 million 13.4% Increase Diluted EPS $0.79 (14.1)% Decrease $2.42 6.6% Increase Adjusted Diluted EPS $0.80 11.1% Increase $2.45 15.6% Increase Net Cash Provided by Operating Activities $100 million 1,055.4% Increase $366 million 29.4% Increase

Q3 FY'20 PERFORMANCE:

ALIGNED WITH INVESTMENT THESIS

UPDATED INVESTMENT THESIS

Unique Market Position = **Strong Financial Returns** + **Option Value**

Unique Market Position

- Investments in innovation, talent, and capabilities position us to help clients adopt current and new technologies
- First mover advantage enhanced by our ability to combine mission knowledge, consulting heritage and technical depth creating value for critical missions and top priorities

Strong Financial Returns

FY'18 - FY'21

66% ADEPS GROWTH BY FY'21

+ ~2% DIVIDEND YIELD

6 - 9%	Low 10% Range	~$1.4B
Annual Revenue Growth	Adj. EBITDA Margins	Capital Deployment

Option Value

- Continued investment in new business lines and solutions that will drive future growth

INDUSTRY LEADING ORGANIC REVENUE GROWTH	– Organic growth in revenue ex-billables of 8.3% year-over-year driven by strong client demand – 5.3% year-over-year headcount growth positions firm to continue to execute against near-record backlog – Increased and narrowed full fiscal year revenue guidance to 10.0% - 11.5% from 9% - 11% (1)
CONTRACT PERFORMANCE DRIVES MARGIN EXPANSION	– Adj. EBITDA Margin on Revenue of 10.3%; Adj. EBITDA of $190.8 million (6.2% growth year-over-year) – Organic growth and strong contract-level execution continue to drive profitability – Reaffirming fiscal year 2020 guidance of Adj. EBITDA Margin on Revenue in the low 10% range (1)
PRUDENT CAPITAL DEPLOYMENT	– Deployed ~$61 million in the third quarter; announced second $0.04 increase to quarterly dividend this year – Reaffirming three-year goal to deploy ~$1.4 billion through fiscal year 2021

(1) Guidance as provided on January 31, 2020

16

CAPITAL ALLOCATION

DELIVERING STRONG CAPITAL RETURNS THROUGH EFFICIENT CAPITAL DEPLOYMENT STRATEGY

- Multi-year capital deployment plan remains on track, subject to market conditions
  - Deployed ~$61 million during the quarter
  - Reaffirming three-year goal to deploy ~$1.4 billion through fiscal year 2021
- $630 million of share repurchase authorization remained as of December 31, 2019
- The Board authorized a regular dividend of 31 cents per share, representing a $0.04 increase, payable on February 28th to stockholders of record on February 14th
- Our capital allocation priorities remain unchanged: working capital needs, quarterly dividend, required capex, strategic acquisitions, share repurchases, special dividends, and debt repayment (in order)

QUARTERLY CAPITAL DEPLOYMENT ($ IN MILLIONS)


$110.1
$83.0
$27.1
$110.1
$77.7
$32.4
$40.7
$8.3
$32.4
$32.5 (1)
$32.4
$60.6
$22.5
$38.1
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Quarterly Dividends
Share Repurchases
M&A (2)

HISTORICAL CAPITAL DEPLOYMENT ($ IN MILLIONS)


$194.3
$51.1
$63.2
$80.0
$396.9
$247.6
$56.4
$92.9
$392.1
$19.1
$269.6
$103.4
$364.2
$250.0
$114.2
$243.9
$108.6
$135.3
FY'16
FY'17
FY'18
FY'19
LTM
Quarterly Dividends
Share Repurchases
M&A (2)

(1) Includes ~$0.1M of withhold to cover shares
(2) Represents Payments for Business Acquisitions, Net of Cash Acquired

17

18 APPENDIX

19 NON - GAAP FINANCIAL INFORMATION ⦁ "Revenue, Excluding Billable Expenses" represents revenue less billable expenses. We use Revenue, Excluding Billable Expense s because it provides management useful information about the Company's operating performance by excluding the impact of costs tha t are not indicative of the level of productivity of our consulting staff headcount and our overall direct labor, which managem ent believes provides useful information to our investors about our core operations. ⦁ "Adjusted Operating Income" represents operating income before transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non - recurring nature or because the y result from an event of a similar nature. ⦁ "Adjusted EBITDA" represents net income before income taxes, net interest and other expense and depreciation and amortization an d before certain other items, including transaction costs, fees, losses, and expenses, including fees associated with debt prep aym ents. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. The Company pre par es Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non - recurring nature or because they result from an event of a similar nature. ⦁ "Adjusted Net Income" represents net income before: “( i ) adjustments related to the amortization of intangible assets resulting from the Carlyle Acquisition, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (iii) amortization or write - off of debt issuance costs and write - off of original issue discount, (iv) release of income tax rese rves, and (v) re - measurement of deferred tax assets and liabilities as a result of the 2017 Tax Act in each case net of the tax effect where a ppropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non - recurring nature or be cause they result from an event of a similar nature. We view net income excluding the impact of the re - measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. ⦁ "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Ad jus ted Diluted EPS does not contemplate any adjustments to net income as required under the two - class method as disclosed in the footno tes to the consolidated financial statements. ⦁ "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property and equ ipm ent.

NON-GAAP FINANCIAL INFORMATION

(In thousands, except share and per share data)	Three Months Ended December 31, 2019	Three Months Ended December 31, 2018	Nine Months Ended December 31, 2019	Nine Months Ended December 31, 2018
	(Unaudited)		(Unaudited)	
Revenue, Excluding Billable Expenses				
Revenue	$ 1,849,441	$ 1,663,112	$ 5,494,194	$ 4,923,957
Billable expenses	600,522	510,047	1,691,543	1,465,831
Revenue, Excluding Billable Expenses	$ 1,248,919	$ 1,153,065	$ 3,802,651	$ 3,458,126
Adjusted Operating Income				
Operating Income	$ 169,045	$ 161,932	$ 520,126	$ 467,295
Transaction expenses (a)	1,069	—	1,069	3,660
Adjusted Operating Income	$ 170,114	$ 161,932	$ 521,195	$ 470,955
EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses				
Net income	$ 112,026	$ 132,037	$ 343,737	$ 328,954
Income tax expense	34,697	8,232	106,993	68,569
Interest and other, net (b)	22,322	21,663	69,396	69,772
Depreciation and amortization	20,655	17,780	60,308	50,359
EBITDA	189,700	179,712	$ 580,434	$ 517,654
Transaction expenses (a)	1,069	—	1,069	3,660
Adjusted EBITDA	$ 190,769	$ 179,712	$ 581,503	$ 521,314
Adjusted EBITDA Margin on Revenue	10.3%	10.8%	10.6%	10.6%
Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses	15.3%	15.6%	15.3%	15.1%
Adjusted Net Income				
Net income	$ 112,026	$ 132,037	$ 343,737	$ 328,954
Transaction expenses (a)	1,069	—	1,069	3,660
Release of income tax reserves (c)	—	(462)	—	(462)
Re-measurement of deferred tax assets/liabilities (d)	—	(28,972)	—	(27,908)
Amortization or write-off of debt issuance costs and write-off of original issue discount	886	533	1,945	2,401
Adjustments for tax effect (e)	(509)	(139)	(784)	(1,576)
Adjusted Net Income	$ 113,472	$ 102,997	$ 345,967	$ 305,069
Adjusted Diluted Earnings Per Share				
Weighted-average number of diluted shares outstanding	141,558,427	143,056,900	141,348,635	143,832,886
Adjusted Net Income Per Diluted Share (f)	$ 0.80	$ 0.72	$ 2.45	$ 2.12
Free Cash Flow				
Net cash provided by operating activities	$ 99,779	$ 8,636	$ 366,459	$ 283,203
Less: Purchases of property, equipment, and software	(30,734)	(18,404)	(90,712)	(58,076)
Free Cash Flow	$ 69,045	$ (9,768)	$ 275,747	$ 225,127

(a) Fiscal 2020 and fiscal 2019 reflect debt refinancing costs incurred in connection with the refinancing transactions consummated on November 26, 2019 and July 23, 2018, respectively.

(b) Reflects the combination of Interest expense and Other income (expense), net from the condensed consolidated statement of operations.

(c) Release of pre-acquisition income tax reserves assumed by the Company in connection with the Carlyle Acquisition.

(d) Reflects the adjustments made to the provisional income tax benefit associated with the re-measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act.

(e) Reflects the tax effect of adjustments at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates and consistently excludes the impact of other tax credits and incentive benefits realized.

(f) Excludes adjustments of approximately $0.6 million and $1.8 million of net earnings for the three and nine months ended December 31, 2019, respectively, and excludes adjustments of approximately $0.8 million and $2.1 million of net earnings for the three and nine months ended December 31, 2018 associated with the application of the two-class method for computing diluted earnings per share.

20

NON-GAAP FINANCIAL INFORMATION

Unaudited Non-GAAP Financial Information [a]

$ in thousands, except for shares and per share data	FY2015	FY2016	FY2017	FY2018	FY2019
Revenue, Excluding Billable Expenses					
Revenue	$ 5,274,770	$ 5,405,738	$ 5,809,491	$ 6,167,600	$ 6,704,037
Billable Expenses	1,406,527	1,513,083	1,751,077	1,861,312	2,004,664
Revenue, Excluding Billable Expenses	$ 3,868,243	$ 3,892,655	$ 4,058,414	$ 4,306,288	$ 4,699,373
EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue					
Net income	$ 232,569	$ 294,094	$ 260,825	$ 301,692	$ 418,529
Income tax expense	153,349	85,368	164,832	128,344	96,874
Interest and other, net [b]	72,904	65,122	80,357	89,687	86,991
Depreciation and amortization	62,660	61,536	59,544	64,756	68,575
EBITDA	521,482	506,120	565,558	584,479	670,969
Transaction expenses [d]	2,039	—	3,354	—	3,660
Adjusted EBITDA	$ 523,521	$ 506,120	$ 568,912	$ 584,479	$ 674,629
Adjusted EBITDA Margin on Revenue (%)	*9.9 %*	*9.4 %*	*9.8 %*	*9.5 %*	*10.1 %*
Adjusted Net Income					
Net income	$ 232,569	$ 294,094	$ 260,825	$ 301,692	$ 418,529
Transaction expenses [d]	2,039	—	3,354	—	3,660
Amortization of intangible assets [c]	4,225	4,225	4,225	—	—
Amortization or write-off of debt issuance costs and write-off of original issue discount	6,545	5,201	8,866	2,655	2,920
Release of income tax reserves [e]	—	(53,301)	—	—	(462)
Re-measurement of deferred tax assets/liabilities [h]	—	—	—	(9,107)	(27,908)
Adjustments for tax effect [f]	(5,124)	(3,770)	(6,578)	(969)	(1,711)
Adjusted Net Income	$ 240,254	$ 246,449	$ 270,692	$ 294,271	$ 395,028
Adjusted Diluted Earnings per Share					
Weighted-average number of diluted shares outstanding	150,375,531	149,719,137	150,274,640	147,750,022	143,156,176
Adjusted Net Income per Diluted Share [g]	$ 1.60	$ 1.65	$ 1.80	$ 1.99	$ 2.76

a The use and definition of Non-GAAP financial measurements can be found in the company's public filings
b Reflects the combination of Interest expense and Other income (expense), net from the consolidated statement of operations.
c Reflects amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group.
d Fiscal 2015 reflects debt refinancing costs associated with the refinancing transaction consummated on May 7, 2014. Fiscal 2017 reflects debt refinancing costs associated with the refinancing transaction consummated on July 13, 2016. Fiscal 2019 reflects debt refinancing costs incurred in connection with the refinancing transaction consummated on July 23, 2018.
e Release of pre-acquisition income tax reserves assumed by the Company in connection with the acquisition of our Company by The Carlyle Group
f Fiscal 2015, Fiscal 2016, and Fiscal 2017 reflect the tax effect of adjustments at an assumed effective tax rate of 40%. With the enactment of the 2017 Tax Act, Fiscal 2018 and Fiscal 2019 adjustments are reflected using assumed effective tax rates of 36.5% and 26%, which approximate the blended federal and state tax rates for fiscal 2018 and 2019, respectively, and consistently exclude the impact of other tax credits and incentive benefits realized.
g Excludes adjustments associated with the application of the two-class method for computing diluted earnings per share.
h Reflects primarily the adjustments made to the provisional income tax benefit associated with the re-measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act, including a measurement period adjustment associated with the unbilled receivables method change approved by the IRS in the third quarter of fiscal 2019.

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22 FINANCIAL RESULTS – KEY DRIVERS Third Quarter Fiscal 2020 – Below is a summary of the key factors driving results for the fiscal 2020 third quarter ended December 31, 2019 as compared to the prior year period: • Revenue increased by 11.2% to $1.8 billion driven primarily by sustained strength in client demand and headcount growth. Reve nue also benefited from higher billable expenses as compared to the prior year period. • Revenue, Excluding Billable Expenses increased 8.3% to $1.2 billion due to sustained strength in client demand and headcount gro wth. • Operating Income increased 4.4% to $169.0 million and Adjusted Operating Income increased 5.1% to $170.1 million. Increases i n b oth were primarily driven by the same factors driving revenue growth, as well as strong contract performance. The Company also be nef ited from an $11.2 million reduction in expense in the prior year as a result of an amendment and re - valuation of its long term disab ility plan liability. • Net income decreased 15.2% to $112.0 million and Adjusted Net Income increased 10.2% to $113.5 million. These changes were pr ima rily driven by the same factors as Operating Income and Adjusted Operating Income. Net income in the prior year also benefited fro m t he effect of tax reform. • EBITDA increased 5.6% to $189.7 million and Adjusted EBITDA increased 6.2% to $190.8 million. These increases were due to the sa me factors as Operating Income and Adjusted Operating Income. • Diluted EPS decreased to $0.79 from $0.92 and Adjusted Diluted EPS increased to $0.80 from $0.72. The changes were primarily dri ven by the same factors as Net Income and Adjusted Net Income, respectively, as well as a lower share count in the third quarter of fis cal 2020. • As of December 31, 2019, total backlog was $22.0 billion, an increase of 7. 4%. Funded backlog was $3.5 billion, a decrease of 0.7%.

23 FINANCIAL RESULTS – KEY DRIVERS Nine Months Ended December 31, 2019 – Below is a summary of the key factors driving results for the fiscal 2020 nine months ended December 31, 2019 as compared to the prior year period: • Net cash provided by operating activities was $366.5 million for the nine months ended December 31, 2019 as compared to $283.2 million for the nine months ended December 31, 2018. The increase in operating cash flows was primarily due to the collection of our revenue and net income growth. Free Cash Flow was $275.7 million for the nine months ended December 31, 2019 as compared to $225.1 million for the nine months ended December 31, 2018. Free Cash Flow was affected by the same factors affecting cash provi ded by operating activities, partially offset by an increase in capital expenditures over the prior year period primarily related to investments in our facilities, infrastructure and information technology.

SHAREHOLDER AND STOCK INFORMATION 24 • Website: investors.boozallen.com • Contact Information - Investor Relations Nicholas Veasey Vice President of Investor Relations 703 - 377 - 5332 Veasey_Nicholas@bah.com - Media James Fisher Principal, Media Relations 703 - 377 - 7595 Fisher_James_W@bah.com - Corporate Governance Nancy Laben Executive Vice President and Chief Legal Officer 703 - 377 - 9042 Laben_Nancy@bah.com